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                                                                 EXHIBIT 24



                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jess Hay and James L. Crowson, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection herewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                     Title                     Date
         ---------                     -----                     ----

/s/ Gene H. Bishop              Director                   January 25, 1994
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    Gene H. Bishop

/s/ Robert G. Boucher           Director                   January 25, 1994
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    Robert G. Boucher

/s/ Dolph Briscoe               Director                   January 25, 1994
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    Dolph Briscoe

/s/ Rod Dammeyer                Director                   January 25, 1994
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    Rod Dammeyer

/s/ Mark M. Feldman             Director                   January 25, 1994
- ----------------------------
    Mark M. Feldman

/s/ Robert LeBuhn               Director                   January 25, 1994
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    Robert LeBuhn

/s/ Robert V. Lindsay           Director                   January 25, 1994
- ----------------------------
    Robert V. Lindsay

/s/ Reid Nagle                  Director                   January 25, 1994
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    Reid Nagle

/s/ Diana Natalicio             Director                   January 25, 1994
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    Diana Natalicio

/s/ Hugh G. Robinson            Director                   January 25, 1994
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  Hugh G. Robinson

/s/ Douglas L. Rock             Director                   January 25, 1994
- ----------------------------
    Douglas L. Rock

/s/ Harvey M. Schuster          Director                   January 25, 1994
- ----------------------------
    Harvey M. Schuster

/s/ Paul T. Walker              Director                   January 25, 1994
- ----------------------------
    Paul T. Walker

/s/ W. Ray Wallace              Director                   January 25, 1994
- ----------------------------
    W. Ray Wallace

/s/ Paul S. Wolansky            Director                   January 25, 1994
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    Paul S. Wolansky